RBC FUNDS TRUST

(the “Trust”)

RBC BlueBay Access Capital Community Investment Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Strategic Income Fund

RBC China Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC BlueBay Impact Bond Fund

RBC International Equity Fund

RBC International Small Cap Equity Fund

RBC BlueBay Short Duration Fixed Income Fund

RBC BlueBay Ultra-Short Fixed Income Fund

RBC SMID Cap Growth Fund

RBC BlueBay U.S. Government Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 23, 2026 to the statements of additional information (the “SAIs”) dated January 27, 2025, July 28, 2025, and December 13, 2025, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective January 1, 2026, the Board of Trustees of the Trust appointed Dexter Perry as an Independent Trustee of the Trust.

Accordingly, the following changes are made to the Funds’ SAIs:

In the section entitled “Management—Board Structure and Leadership” of the SAIs, the third sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Board is composed of nine trustees, and eight of the nine Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”).

In the section entitled “Management—Trustee Attributes” of the SAIs, the second paragraph is hereby deleted in its entirety and replaced with the following:

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charterholder; Ms. Bode has business experience as a healthcare industry consultant and real estate developer; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; Ms. Zarkovich has significant experience in foundation, family office and private equity management as well as experience serving on the boards of multiple non-profit organizations; Mr. Kardok is a seasoned executive in the financial services and asset management space with experience in public accounting, mutual fund administration, financial reporting, regulatory/compliance, operations and risk management; Mr. Perry has extensive experience in financial planning, investment management, and fiduciary oversight through his roles as managing member and investment advisor representative of a registered investment advisory firm, as an independent director of a publicly traded community bank holding company, and as a trustee of both public-sector retirement and educational institutions, with expertise in investment oversight, regulatory compliance, strategic planning, and governance; and Ms. McCaffrey has extensive experience in the audit requirements and business and financial issues of investment companies from her role as audit partner and quality review partner of a major accounting firm and is a Certified Public Accountant (Ohio).The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below. The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below.

In the section entitled “Management—Independent Trustees” of the SAIs, the following row and footnote are added to the table:

INDEPENDENT TRUSTEES

Name, Age and Address	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years

Dexter Perry (56)*	Trustee since January 2026	Investment Advisor Representative/Managing Member, One Providence Capital, LLC (2006 to Present); Insurance Agent/Managing Member, The Providence Group of North Carolina, LLC (2001 to Present)	17

Independent Director, First Bancorp, Inc. (2021 to Present); Trustee, The Asheville School (2020 to Present); Independent Director, Acting Executive Director, General Baptist Convention of North Carolina Foundation, Inc. (2018 to present); M&F Bancorp, Inc. (2018-2021)

*	Dexter Perry was appointed as an Independent Trustee, effective January 1, 2026.

In the section entitled “Management” of the SAIs, the following row and footnote are added to the table regarding the aggregate dollar range of each Trustee’s holdings:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Dexter Perry[1]	None	None

1 Information provided as of January 1, 2026.

In the section entitled “Management” of the SAIs, the following row and footnote are added to the table regarding compensation received by each Trustee from the Trust:

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†
Dexter Perry[1]	None	None	None	None

1 Dexter Perry was appointed as an Independent Trustee, effective January 1, 2026.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE